UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2011

NII HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32421	91-1671412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1875 Explorer Street, Suite 1000 Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 390-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 5, 2011, NII Holdings, Inc. (the “Company”) issued a press release announcing the pricing of the public offering of senior notes issued by its wholly owned subsidiary, NII Capital Corp., and guaranteed by the Company and certain of its other United States subsidiaries. A copy of the press release is being filed as an exhibit to this report and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC. (Registrant)

Dated: December 5, 2011	By:	/s/ Shana C. Smith
Shana C. Smith
Vice President, Corporate Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 5, 2011.